UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21980

ALPINE TOTAL DYNAMIC DIVIDEND FUND

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, New York 10577

(Address of principal executive offices) (Zip code)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Name and address of agent for service)

Copies of information to:

Rose F. DiMartino, Esq.	Sarah E. Cogan, Esq.
Willkie Farr & Gallagher LLP	Simpson Thacher & Bartlett LLP
787 Seventh Avenue	425 Lexington Ave
New York, NY 10019-6099	New York, NY 10174

Registrant’s telephone number, including area code: 914-251-0880

Date of fiscal year end: October 31

Date of reporting period: May 1, 2010 – July 31, 2010

Item 1 – Schedule of Investments.

Alpine Total Dynamic Dividend Fund

Schedule of Portfolio Investments

July 31, 2010 (Unaudited)

		Value
Description	Shares	(Note 2)

COMMON STOCKS (82.1%)
Australia (2.5%)
BHP Billiton, Ltd. - ADR	195,400	$14,113,742
CSR, Ltd.	3,181,239	4,950,270
Macquarie Group, Ltd.	3,300	111,061
Myer Holdings, Ltd.	3,462,689	10,807,785

		29,982,858
Belgium (1.3%)
Anheuser-Busch InBev NV	287,100	15,202,977

Brazil (9.7%)
Banco do Brasil SA	793,854	13,721,379
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference A Shares	252,100	8,241,841
Hypermarcas SA*	500,000	6,515,806
Julio Simoes Logistica SA*	2,109,380	9,834,498
MRV Engenharia e Participacoes SA	2,089,900	18,833,816
Multiplus SA*	1,415,593	17,304,554
PDG Realty SA Empreendimentos e Participacoes	1,933,126	20,454,557
Petroleo Brasileiro SA - ADR	652,141	23,737,932

		118,644,383
Canada (0.9%)
Canadian Imperial Bank of Commerce	162,488	11,158,653

China (1.0%)
China Shipping Development Co., Ltd.	815,937	1,199,614
Evergrande Real Estate Group, Ltd.	21,344,600	7,666,744
Sino-Ocean Land Holdings, Ltd.	3,996,800	3,051,306

		11,917,664
Denmark (0.3%)
Danisco A/S	52,300	3,977,802

Germany (1.2%)
Fresenius Medical Care AG & Co.	276,962	15,173,231

Ireland (1.8%)
Covidien PLC	286,900	10,707,108
Ryanair Holdings PLC*	2,314,500	11,506,597

		22,213,705
Israel (2.2%)
Teva Pharmaceutical Industries, Ltd. - ADR	545,900	26,667,215

Netherlands (1.6%)
Koninklijke Philips Electronics NV	610,100	19,009,723

Norway (2.3%)
Seadrill, Ltd.	1,199,700	27,842,827

		Value
Description	Shares	(Note 2)

South Korea (2.6%)
Hyundai Motor Co.	248,800	$31,334,615

Sweden (3.5%)
Atlas Copco AB, A Shares	1,360,000	22,247,062
Hennes & Mauritz AB	648,950	20,440,219

		42,687,281
Switzerland (4.0%)
Nestle SA	701,200	34,666,219
Syngenta AG	63,583	14,038,677

		48,704,896
United Kingdom (3.2%)
Anglo Irish Bank Corp. PLC*(1)	4,570,000	0
Frontline, Ltd.	266,391	8,151,565
Heritage Oil PLC*	1,903,491	12,255,054
Man Group PLC	825,800	2,815,772
Reckitt Benckiser Group PLC	326,800	16,024,887

		39,247,278
United States (44.0%)
Abbott Laboratories	502,988	24,686,651
Annaly Capital Management, Inc.	315,873	5,496,190
Apache Corp.	168,588	16,113,641
Avon Products, Inc.	650,429	20,247,855
Bank of America Corp.	1,681,984	23,615,055
Colgate-Palmolive Co.	191,800	15,148,364
Covanta Holding Corp.	1,469,900	22,151,393
Exxon Mobil Corp.	92,337	5,510,672
General Electric Co.	716,188	11,544,951
General Mills, Inc.	447,683	15,310,759
Guess?, Inc.	322,219	11,503,218
Hess Corp.	118,700	6,361,133
Illinois Tool Works, Inc.	329,373	14,327,725
Intel Corp.	995,600	20,509,360
International Business Machines Corp.	150,400	19,311,360
ITC Holdings Corp.	322,200	18,281,628
Johnson Controls, Inc.	210,270	6,057,879
JP Morgan Chase & Co.	661,700	26,653,276
McDonald’s Corp.	211,900	14,775,787
Merck & Co., Inc.	245,295	8,452,866
Microchip Technology, Inc.	401,030	12,211,363
Microsoft Corp.	1,179,400	30,440,314
Norfolk Southern Corp.	208,469	11,730,551
NYSE Euronext	516,600	14,965,902
Occidental Petroleum Corp.	264,395	20,604,302
Overseas Shipholding Group, Inc.	391,384	15,353,994
Pfizer, Inc.	384,012	5,760,180
QUALCOMM, Inc.	343,068	13,064,029
Regal Entertainment Group	1,157,468	15,452,198
Snap-On, Inc.	138,062	6,167,230
The TJX Cos., Inc.	74,755	3,103,828
Tupperware Brands Corp.	432,890	17,051,537
United Parcel Service, Inc.	93,813	6,097,845
United Technologies Corp.	269,856	19,186,762
Valeant Pharmaceuticals International*	256,600	14,451,712
Wal-Mart Stores, Inc.	120,455	6,166,091
Weyerhaeuser Co.	1,100,491	17,849,964

		535,717,565

Description	Shares	Value (Note 2)

TOTAL COMMON STOCKS (Identified Cost $1,052,031,383)		$999,482,673

INVESTMENT COMPANIES (1.0%)
United States (1.0%)
PennantPark Investment Corp.	1,107,000	$11,634,570

TOTAL INVESTMENT COMPANIES (Identified Cost $16,391,925)		$11,634,570

PARTICIPATION NOTES (0.6%)
Taiwan (0.6%)
Alltop Technology Co.*	62,949	169,338
Chicony Electronics*	12,500	27,346
Chroma Ate, Inc.*	30,012	60,222
Huaku Development Co.*	47,694	106,720
Sintek Phototronic Corp.*	11,775,000	7,239,270
Taiwan Life Insurance Co.*	215,292	213,655

		7,816,551
TOTAL PARTICIPATION NOTES (Identified Cost $9,185,705)		$7,816,551

Description	7 Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (3.2%)
Federated Treasury
Obligations
Money Market
Fund	0.013%	39,355,434	39,355,434

TOTAL SHORT TERM INVESTMENTS (Identified Cost $39,355,434)			$39,355,434

TOTAL INVESTMENTS (86.9%) (Identified Cost $1,116,964,447)			1,058,289,228

TOTAL OTHER ASSETS LESS LIABILITIES (13.1%)			159,965,295

NET ASSETS (100.0%)			$1,218,254,523

*	Non-income producing security.
(1)	Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipts

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

Co. - Company

Corp. - Corporation

Inc. - Incorporated

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

NOTES TO QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS

July 31, 2010 (Unaudited)

1. Organization:

Alpine Total Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Fund has an investment objective to invest in equity securities that provide high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund had no operations prior to January 26, 2007 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AOD”.

2. Security Valuation:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded.

These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1	-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	-	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	-	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3**	Total
Common Stocks	$999,482,673	$–	$0	$999,482,673
Investment Companies	11,634,570	–	–	11,634,570
Participation Notes	–	7,816,551	–	7,816,551
Short Term Investments	39,355,434	–	–	39,355,434
Total	$1,050,472,677	$7,816,551	$0	$1,058,289,228

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward Contracts	$1,288,449	$–	$–	$1,288,449
Total Return Swap Contracts	–	888,295	–	888,295
Liabilities
Forward Contracts	(6,545,275)	–	–	(6,545,275)
TOTAL	$(5,256,826)	$888,295	$–	$(4,368,531)

*	For detailed country descriptions, see accompanying Schedule of Portfolio Investments.

**	During the nine months ended July 31, 2010, the Fund held one security which was deemed a Level 3: Anglo Irish Bank Corp PLC. The fair value of this security at July 31, 2010 was $0. There were no transactions in this security during the nine months ended July 31, 2010.

Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

As of July 31, 2010 the net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:

Gross appreciation (excess of value over tax cost)	99,316,140
Gross depreciation (excess of tax cost over value)	(171,882,883)

Net unrealized appreciation/(depreciation)	(72,566,743)

Cost of investments for income tax purposes	1,130,855,971

Distributions: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter-party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swap Counterparty:	Underlying Security	Shares	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Unrealized Appreciation	Collateral
Macquarie	HTC Corporation	33,160	$0	US One Month LIBOR+45bps	US1M LIBOR	7/25/2011	$608,490	$0
Macquarie	Sino-America Silicon	91,000	0	US One Month LIBOR+45bps	US1M LIBOR	7/7/2011	233,442	0
Macquarie	Taiwan Glass Ind.	48,000	0	US One Month LIBOR+45bps	US1M LIBOR	7/8/2011	46,363	0
TOTAL			$0				$888,295	$0

Equity-Linked Structured Notes: The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund did not hold any equity-linked structured notes at July 31, 2010.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund held the following forward currency contracts at July 31, 2010:

OUTSTANDING FORWARD CURRENCY CONTRACTS

Description	Expiration Date	Units Per Contract	Currency Value In $USD	Unrealized Gain/(Loss)
Contracts Purchased:
Norwegian Krone	12/10/10	61,259,380 (NOK)	$10,012,547	$ 183,762
Swedish Krona	12/10/10	113,683,365 (SEK)	15,718,599	155,343
Swiss Franc	12/10/10	17,221,500 (CHF)	16,555,597	949,344

			$42,286,743	$1,288,449

Contracts Sold:
Euro	12/10/10	13,593,528 (EUR)	$17,705,403	$(1,405,403)
British Pound	12/10/10	8,133,472 (GBP)	12,753,129	(1,053,129)
Norwegian Krone	12/10/10	61,259,380 (NOK)	10,012,547	(912,547)
Swedish Krona	12/10/10	113,683,365 (SEK)	15,718,599	(1,618,599)
Swiss Franc	12/10/10	17,221,500 (CHF)	16,555,597	(1,555,597)

			$72,745,275	$(6,545,275)

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Fund’s financial statement disclosures. The implementation of the ASC did not have amaterial effect on the Company’s financial disclosures contained in this Report.

Item 2 - Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPINE TOTAL DYNAMIC DIVIDEND FUND

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
President (Principal Executive Officer)

Date:	September 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
President (Principal Executive Officer)

Date:	September 24, 2010

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	September 24, 2010